                      MFS(R) VARIABLE INSURANCE TRUST:

MFS(R) BOND SERIES                        MFS(R) MONEY MARKET SERIES
MFS(R) CAPITAL OPPORTUNITIES SERIES       MFS(R) NEW DISCOVERY SERIES
MFS(R) EMERGING GROWTH SERIES             MFS(R) RESEARCH SERIES
MFS(R) GLOBAL EQUITY SERIES               MFS(R) STRATEGIC INCOME SERIES
MFS(R) HIGH INCOME SERIES                 MFS(R) TOTAL RETURN SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES      MFS(R) UTILITIES SERIES
MFS(R)  INVESTORS TRUST SERIES            MFS(R) VALUE SERIES
MFS(R) MID CAP GROWTH SERIES

         SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information for the above-mentioned funds has been revised effective January 25, 2005. The attached updated SAI replaces in its entirety any SAI dated May 1, 2004.

               THE DATE OF THIS SUPPLEMENT IS JANUARY 25, 2005.

[MFS(R) INVESTMENT MANAGEMENT LOGO]

                                             STATEMENT OF ADDITIONAL INFORMATION

MFS(R) VARIABLE INSURANCE TRUST(SM)

MAY 1, 2004 AS REVISED ON JANUARY 25, 2005

MFS(R) VARIABLE INSURANCE TRUST(SM)
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectuses, each dated May 1, 2004, as supplemented from time to time. This SAI should be read in conjunction with the Prospectuses, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the 15 Series of the Trust identified on page three hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts") and to qualified retirement and pension plans ("Plans"). Participating Insurance Companies and sponsors of Plans ("Plan Sponsors") may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectuses for those Participating Insurance Companies and Plans will be revised to describe only those Series offered. Therefore, while certain versions of the Trust's Prospectuses will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses, in which case information concerning these other Series contained herein should be disregarded.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                                                PAGE
I      General Information and Definitions                                                         3

II     Distribution Plan Payments                                                                  3

III    Investment Techniques, Practices and Risks                                                  3

IV     Investment Restrictions                                                                     4

V      Management of the Trust                                                                     5

       Trustees and Officers -- Identification and Background                                      5

       Share Ownership                                                                             5

       Trustee Compensation and Committees                                                         9

       Investment Adviser                                                                         10

       Investment Advisory Agreement                                                              11

       Administrator                                                                              12

       Custodian                                                                                  13

       Shareholder Servicing Agent                                                                13

       Distributor                                                                                13

       Codes of Ethics                                                                            14

VI     Distribution                                                                               14

       Marketing and Administrative Support Payments                                              14

       Other Payments                                                                             15

VII    Portfolio Transactions and Brokerage Commissions                                           16

VIII   Tax Status                                                                                 18

IX     Net Income and Distributions                                                               18

X      Determination of Net Asset Value                                                           19

XI     Description of Shares, Voting Rights and Liabilities                                       20

XII    Independent Registered Public Accounting Firm and Financial Statements                     20

       Appendix A--Trustees and Officers -- Identification and Background                        A-1

       Appendix B--Committees                                                                    B-1

       Appendix C--Trustees' Ownership of Series Shares                                          C-1

       Appendix D--Investment Techniques, Practices and Risks                                    D-1

       Appendix E--Description of Bond Ratings                                                   E-1

       Appendix F--Distribution Plan Payments                                                    F-1

       Appendix G--Proxy Voting Policies and Procedures                                          G-1

I     GENERAL INFORMATION AND DEFINITIONS

      MFS Variable Insurance Trust (the "Trust") organized in 1994 is a professionally managed open-end management investment company (a "mutual fund") consisting of 15 separate series (individually or collectively hereinafter referred to as a "Series" or the "Series"):

      MFS Bond Series (the "Bond Series")*

      MFS Capital Opportunities Series (the "Capital Opportunities Series")*

      MFS Emerging Growth Series (the "Emerging Growth Series")*

      MFS Global Equity Series (the "Global Equity Series")*

      MFS High Income Series (the "High Income Series")*

      MFS Investors Growth Stock Series (the "Investors Growth Stock Series")*

      MFS Investors Trust Series (the "Investors Trust Series")*

      MFS Mid Cap Growth Series (the "Mid Cap Growth Series")*

      MFS Money Market Series (the "Money Market Series")*

      MFS New Discovery Series (the "New Discovery Series")*

      MFS Research Series (the "Research Series")*

      MFS Strategic Income Series (the "Strategic Income Series")

      MFS Total Return Series (the "Total Return Series")*

      MFS Utilities Series (the "Utilities Series")

      MFS Value Series (the "Value Series")*

----------
      *Diversified Series of the Trust. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

      The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Capital Opportunities Series was previously known as the "Value Series" until its name was changed on May 1, 1999. That Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Investors Trust Series was previously known as the Growth With Income Series until its name was changed on May 1, 2001. The Investors Growth Stock Series was previously known as the Growth Series until its name was changed on May 1, 2001. The Strategic Income Series was previously known as the Global Governments Series until it changed its name on April 30, 2002. The Global Governments Series was previously known as the "World Governments Series" until its name was changed on May 1, 1999.

      Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

II    DISTRIBUTION PLAN PAYMENTS

      Payments made by the Series under the Service Class Distribution Plan for the most recent fiscal year end are set forth in APPENDIX F to this SAI.

III   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in APPENDIX D of this SAI is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Series" in APPENDIX D does not mean that each Series in the Trust may engage in the investment technique or practice described. Please review APPENDIX A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

             INVESTMENT                           PERCENTAGE LIMITATION
             LIMITATION                    (BASED ON SUCH SERIES' NET ASSETS)
--------------------------------------------------------------------------------
1.    BOND SERIES:
      Dollar and Non-Dollar Denominated
      Foreign Securities:                  up to 35%
      Non-Dollar Denominated
      Non-Canadian Foreign Securities      10%
      Lower Rated Bonds:                   up to (but not including) 20%
      Short Sales:                         5%

2.    CAPITAL OPPORTUNITIES SERIES:
      Foreign Securities:                  35%
      Lower Rated Bonds:                   up to (but not including) 10%
      Short Sales:                         5%

3.    EMERGING GROWTH SERIES:
      Foreign Securities (including
      Emerging Market Securities):         up to (but not including) 20%
      Lower Rated Bonds:                   up to (but not including) 10%
      Short Sales:                         5%

4.    GLOBAL EQUITY SERIES:
      Foreign Securities:                  100%
      Short Sales:                         5%

5.    HIGH INCOME SERIES:
      Foreign Securities:                  25%
      Emerging Markets:                    5%
      Lower Rated Bonds:                   100%
      Short Sales:                         5%

6.    INVESTORS GROWTH STOCK SERIES:
      Foreign Securities:                  35%
      Short Sales:                         5%

7.    INVESTORS TRUST SERIES:
      Foreign Securities:                  up to (but not including) 20%
      Short Sales:                         5%

8.    MID CAP GROWTH SERIES:
      Foreign Securities:                  up to (but not including) 20%
      Lower Rated Bonds:                   up to (but not including) 10%
      Short Sales:                         15%

             INVESTMENT                           PERCENTAGE LIMITATION
             LIMITATION                    (BASED ON SUCH SERIES' NET ASSETS)
--------------------------------------------------------------------------------
9.    MONEY MARKET SERIES:
      U.S. dollar-denominated securities
      of foreign issuers                   up to 35%
      Bank obligations where the
      issuing bank has capital,
      surplus and undivided profits less
      than or equal to $100 million:       10%
      Short Sales:                         5%

10.   NEW DISCOVERY SERIES:
      Foreign Securities:                  up to (but not including) 20%
      Lower Rated Bonds:                   up to (but not including) 10%
      Short Sales:                         15%

11.   RESEARCH SERIES:
      Foreign Securities:                  up to (but not including) 20%
      Lower Rated Bonds:                   up to (but not including) 10%
      Short Sales:                         5%

12.   STRATEGIC INCOME SERIES:
      Foreign Securities:                  may not exceed 50%
      Lower Rated Bonds:                   up to 100%
      Short Sales:                         5%

13.   TOTAL RETURN SERIES:
      Foreign Securities:                  up to (but not including) 20%
      Lower Rated Bonds:                   up to (but not including) 20%
      Short Sales:                         5%

14.   UTILITIES SERIES:
      Foreign Securities:                  35%
      Lower Rated Bonds:                   up to (but not including) 20%
      Short Sales:                         5%

15.   VALUE SERIES:
      Foreign Securities                   35%
      Lower Rated Bonds                    up to (but not including) 10%
      Short Sales:                         5%

IV    INVESTMENT RESTRICTIONS

      Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

      As fundamental policies, each Series may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

      (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

      (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

      (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

      In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

      (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

      Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

V     MANAGEMENT OF THE TRUST

      TRUSTEES/OFFICERS -- BOARD OVERSIGHT

      The Board of Trustees which oversees all of the Series in the Trust provides broad supervision over the affairs of each Series. The Adviser is responsible for the investment management of each Series assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees," each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and Officers of the Trust are set forth in APPENDIX A to this SAI.

      SHARE OWNERSHIP

      As of January 31, 2004, all Trustees and officers as a group owned less than 1% of each Series. Information concerning the value of each Trustee's share ownership in each Series overseen and, on an aggregate basis, in all MFS Funds overseen, is set forth in APPENDIX C to this SAI.

      The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of January 31, 2004 and are therefore presumed to control that series. All holdings are of record unless indicated otherwise.

      25% OR GREATER OWNERSHIP

                                                                            APPROXIMATE
                                                                               % OF
                                        NAME AND ADDRESS                    OUTSTANDING
            SERIES                       OF SHAREHOLDER                     SHARES OWNED
            ------                      ----------------                    ------------
      Capital                      Hartford Life & Annuity Insurance           45.34%
      Opportunities                c/o Separate Account Seven
      Series                       Attn: David Ten Broeck
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

      Global Equity                Hartford Life & Annuity Insurance           73.82%
      Series                       c/o Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

      High Income                  Hartford Life & Annuity Insurance           57.42%
      Series                       c/o Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

      Investors Growth             IDS Life Insurance Company                  31.80%
      Stock Series                 RAVA-1MG-American Express
                                   222 AXP Financial Center,
                                   Minneapolis, MN 55474-0001

                                   Hartford Life & Annuity Insurance           29.27%
                                   c/o Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

      Investors                    Hartford Life & Annuity Insurance           26.27%
      Trust Series                 c/o Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

      Mid Cap                      Hartford Life & Annuity Ins. Co.            63.59%
      Growth Series                Separate Account Seven
                                   Attn: Dave Ten Broeck
                                   PO Box 2999
                                   Hartford, CT 06104-2999

      Money Market                 First Citicorp Life Insurance Company       80.26%
      Series                       c/o Travelers Life & Annuity Co.
                                   Attn: Shareholder Accounting
                                   1 Tower Sq. #6MS
                                   Hartford, CT 06183-0001

      Total Return                 Hartford Life & Annuity Insurance           38.33%
      Series                       C/O Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow Street
                                   Simsbury, CT 06089-9793

      Utilities                    Lincoln Life Account M, LVUL-DB             31.91%
      Series                       Lincoln Life Mut Fd Admn
                                   Area 6H-02
                                   1300 S Clinton St.
                                   Fort Wayne, IN 46802-3518

      Value Series                 Hartford Life & Annuity Insurance           28.85%
                                   C/O Separate Account Seven
                                   Attn: David Ten Broeck
                                   200 Hopmeadow Street
                                   Simsbury, CT 06089-9793

      5% OR GREATER OWNERSHIP

      The following table identifies those investors who own 5% or more of a Series' shares by class as of January 31, 2004. All holdings are of record unless indicated otherwise.

                                                                              APPROXIMATE
                                                                                 % OF
                                        NAME AND ADDRESS                      OUTSTANDING
            SERIES                       OF SHAREHOLDER                       SHARES OWNED
            ------                      ----------------                      ------------
      Bond Series                  First Citicorp Life Insurance Company           25.65%
                                   c/o Travelers Life & Annuity Co.           of Initial
                                   Attn: Shareholder Accounting                    Class
                                   1 Tower Sq. #6MS
                                   Hartford, CT 06183-0001

                                   Kansas City Life Insurance Company              19.56%
                                   Variable Annuity                           of Initial
                                   P.O. Box 419139                                 Class
                                   Kansas City, MO 64141-6139

                                   Keyport Life Insurance Company                  12.02%
                                   125 High Street                            of Initial
                                   Boston, MA 02110-2704                           Class

                                   Citicorp Life Insurance Company                  5.79%
                                   c/o Travelers Life & Annuity Co.           of Initial
                                   Attn: Shareholder Accounting                    Class
                                   1 Tower Sq. #6MS
                                   Hartford, CT 06183-0001

                                   Allstate Financial Advisors                      9.04%
                                   Nebraska Service Center                    of Initial
                                   2940 S 84th Street                              Class
                                   Lincoln, NE 68506-4142

                                   Transamerica Life Insurance Co. Select           6.54%
                                   4333 Edgewood Rd. N.E.                     of Initial
                                   PO Box 2281                                     Class
                                   Cedaar Rapids, IA 52499

                                                                              APPROXIMATE
                                                                                 % OF
                                        NAME AND ADDRESS                      OUTSTANDING
            SERIES                       OF SHAREHOLDER                       SHARES OWNED
            ------                      ----------------                      ------------
                                   Guardian Insurance & Annuity Co.               100.00%
                                   Equity Accounting 3-S                      of Service
                                   3900 Burgess Place                              Class
                                   Bethlehem, PA 18071-9097

      Capital Opportunities        Hartford Life & Annuity Insurance               49.16%
      Series                       Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   United of Omaha                                 16.69%
                                   Life Insurance Company                     of Initial
                                   Mutual of Omaha Plaza                           Class
                                   Omaha, NE 68175-0001

                                   Hartford Life Insurance Company                 10.78%
                                   c/o Separate Account Seven                 of Initial
                                   Attn David Ten Broeck                           Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   American Franklin                                7.13%
                                   Life Insurance Company                     of Initial
                                   Equibuilder                                     Class
                                   c/o American General
                                   Life Insurance Company
                                   Attn: Debbie Kerai
                                   P.O. Box 1591
                                   Houston, TX 77251-1591

                                   Integrity Life Ins Co                           32.64%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   Lincoln Life Account M, LVUL-DB                 34.91%
                                   Lincoln Life Mut Fd Admn                   of Service
                                   Area 6H-02                                      Class
                                   1300 S Clinton Street
                                   Forte Wayne, IN 46802-3518

                                   Guardian Insurance &                            11.80%
                                   Annuity Co Inc                             of Service
                                   A/C Guardian Sep A/C F                          Class
                                   Attn Paul Iannelli 3-S
                                   3900 Burgess Pl
                                   Bethlehem, PA 18017-9097

                                   National Integrity Life Ins Co                   9.66%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   United of Omaha                                  6.89%
                                   Life Insurance Company                     of Service
                                   Attn Product Accounting & Reporting             Class
                                   11th Fl
                                   Mutual of Omaha Plaza
                                   Omaha, NE 68175-0001

      Emerging Growth              Pruco Life of Arizona                          20.08%
      Series                       Flexible Premium Variable                  of Initial
                                   Annuity Account                                 Class
                                   213 Washington Street
                                   Floor 7
                                   Newark, NJ 07102-2917

                                   Merrill Lynch Life Insurance Company           21.31%
                                   4804 Deer Lake Drive East                  of Initial
                                   Building 3, Floor 4                             Class
                                   Jacksonville, FL 32246-6484

                                   CUNA Mutual Life Insurance Company              5.84%
                                   Variable Annuity Account                   of Initial
                                   2000 Heritage Way                               Class
                                   Waverly, IA 50677-9208

                                   Union Central Life Insurance Company             5.75%
                                   Group Annuity Mutual Funds-Station 3       of Initial
                                   1876 Waycross Road                              Class
                                   Cincinnati, OH 45240-2899

                                   Hartford Life & Annuity Insurance                7.63%
                                   C/O Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow Street
                                   Simsbury, CT 06089-9793

                                   Keyport Life Insurance Co                       21.31%
                                   125 High St                                of Service
                                   Boston, MA 02110-2704                           Class

                                   Lincoln Life Account M,                         22.30%
                                   LVUL-DB Lincoln Life Mut FD                of Service
                                   Admn Area 6H-02                                 Class
                                   1300 S Clinton St
                                   Fort Wayne, IN 46802-3518

                                   Integrity Life Ins Co                           12.55%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   National Integrity Life Ins Co                   5.88%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   Nationwide Insurance Co NWPP                     7.74%
                                   c/o IPO Portfolio Accounting               of Service
                                   Attn: Charles Maxwell                           Class
                                   5900 Park One PW-02-04
                                   Dublin, OH 43016)

                                   Guardian Insurance &                             8.14%
                                   Annuity Co Inc                             of Service
                                   A/C Guardian SEP A/C F                          Class
                                   Attn Paul Iannelli 3-S
                                   3900 Burgess Pl
                                   Bethlehem, PA 18017-9097

      Global Equity                Hartford Life & Annuity Insurance               73.83%
      Series                       c/o Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   Hartford Life Insurance Company                 21.25%
                                   Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   MFS Service Center                                100%
                                   Attn: Corp. Actions 10th Fl                of Service
                                   500 Boylston St.                                Class
                                   Boston, MA 02116-3740

      High                         Hartford Life & Annuity Insurance               64.95%
      Income Series                c/o Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   Hartford Life Insurance Company                 17.12%
                                   Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Weatogue, CT 06089

                                   MetLife Investors Insurance Co.                 88.16%
                                   Variable Annuity A/C One                   of Initial
                                   Attn: Terrence Santry                           Class
                                   501 Boylston St
                                   Boston, MA 02116

                                                                              APPROXIMATE
                                                                                 % OF
                                        NAME AND ADDRESS                      OUTSTANDING
            SERIES                       OF SHAREHOLDER                       SHARES OWNED
            ------                      ----------------                      ------------
                                   MetLife Investors                                7.68%
                                   Variable Annuity Account Five              of Service
                                   Attn: Shar Nevenhoven                           Class
                                   4700 Westown Pkwy Ste 200
                                   W. Des Moines, IA 50266-6718

      Investors Growth             Hartford Life & Annuity Insurance               60.22%
      Stock Series                 c/o Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   Hartford Life Insurance Company                 14.50%
                                   Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   John Hancock Variable Account H                  9.18%
                                   John Hancock Place                         of Initial
                                   Boston, MA 02117                                Class

                                   Protective Variable Annuity                      6.55%
                                   PO Box 2606                                of Initial
                                   Birmingham, AL 35202-2606                       Class

                                   IDS Life Insurance Company                       6.90%
                                   Rava-2MG-American Express                  of Service
                                   222 AXP Financial Center                        Class
                                   Minneapolis, MN 55474-0001

                                   GE Life and Annuity                             12.61%
                                   Assurance Company                          of Service
                                   Attn: Variable Accounting                       Class
                                   6610 W Broad St
                                   Richmond, VA 23230-1702

                                   Keyport LIfe Insurance Co                        7.17%
                                   125 High St                                of Service
                                   Boston, MA 02110-2704                           Class

      Investors                    Hartford Life & Annuity Insurance               30.31%
      Trust Series                 c/o Separate Account Seven                 of Initial
                                   Attn David Ten Broeck                           Class
                                   200 Hopmeadow St
                                   Simsbury, CT 06089-9793

                                   Protective Variable Annuity                     10.96%
                                   PO Box 2606                                of Initial
                                   Birmingham, AL 35202-2606                       Class

                                   New York Life Insurance and Annuity              7.27%
                                   Corporation (NYLIAC)                       of Initial
                                   169 Lackawanna Ave                              Class
                                   Parsippany, NJ 07054-1100

                                   Hartford Life Insurance Company                  2.68%
                                   Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Weatogue, CT 06089-9793

                                   Guardian Insurance & Annuity Co., Inc.           6.11%
                                   A/C Guardian SEP A/C E-VA 75               of Initial
                                   c/o Equity Accounting 3S-18                     Class
                                   3900 Burgess Place
                                   Bethlehem, PA 18017-9097

                                   Metlife Investors                               24.30%
                                   Annuity Account One                        of Service
                                   Attn Shar Nevenhoven                            Class
                                   4700 Westown PKWY STE 200
                                   W Des Moines, IA 50266-6718

                                   GE Life and Annuity Assurance                   29.16%
                                   Company                                    of Service
                                   Attn Variable Accounting                        Class
                                   6610 W Broad St
                                   Richmond, VA 23230-1702

                                   Keyport Life Insurance Co                       20.88%
                                   125 High St                                of Service
                                   Boston, MA 02110-2704                           Class

      Mid Cap                      Hartford Life & Annuity Ins. Co.                79.01%
      Growth Series                Separate Account Seven                     of Initial
                                   Attn: Dave Ten Broeck                           Class
                                   PO Box 2999
                                   Hartford, CT 06104-2999

                                   Hartford Life Insurance Company                 18.01%
                                   Separate Account Seven                     of Initial
                                   Attn: Dave Ten Broeck                           Class
                                   PO Box 2999
                                   Hartford, CT 06104-2999

                                   Integrity Life Ins Co                           20.87%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   AllAmerica Financial Life Insurance             27.41%
                                   and Annuity Company                        of Service
                                   Attn: Separate Accts S-310                      Class
                                   440 Lincoln Street
                                   Worcester, MA 01653-0002

                                   Nationwide Insurance Co. NWVA7                  16.96%
                                   c/o IPO Portfolio Accounting               of Service
                                   P.O. Box 182029                                 Class
                                   Columbus, Ohio 43218-2029

                                   Nationwide Insurance Co. NWVA9                  10.00%
                                   c/o IPO Portfolio Accounting               of Service
                                   P.O. Box 182029                                 Class
                                   Columbus, Ohio 43218-2029

                                   National Integrity Life Ins Co                   9.70%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   Ohio National Financial Services                 8.95%
                                   1 Financial Way                            of Service
                                   Cincinnati, Ohio 45242-5851                     Class

      New Discovery                Hartford Life & Annuity Insurance               35.98%
      Series                       c/o Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089

                                   John Hancock Variable Account                    5.80%
                                   John Hancock Place                         of Initial
                                   Boston, MA 02117                                Class

                                   Hartford Life Insurance Company                  8.31%
                                   Separate Account Seven                     of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow Street
                                   Weatogue, CT 06089-9793

                                   IDS Life Insurance Company                      41.75%
                                   Rava-2MD-American Express                  of Service
                                   222 AXP Financial Center                        Class
                                   Minneapolis, MN 55474-0001

                                                                              APPROXIMATE
                                                                                 % OF
                                        NAME AND ADDRESS                      OUTSTANDING
            SERIES                       OF SHAREHOLDER                       SHARES OWNED
            ------                      ----------------                      ------------
                                   Metlife Investors                               11.21%
                                   Annuity Account One                        of Service
                                   Attn Shar Nevenhoven                            Class
                                   4700 Westown PKWY STE 200
                                   W Des Moines, IA 50266-5718

                                   GE Life and Annuity Assurance                   14.21%
                                   Company Attn Variable Accounting           of Service
                                   6610 W Broad St                                 Class
                                   Richmond, VA 23230-1702

                                   AUSA Life Insurance Co                           7.92%
                                   Transamerica Landmark VAR Annuity          of Service
                                   4333 Edgewood Road NE                           Class
                                   Attn: FMG Accounting MS 4410
                                   Cedar Rapids, IA 52499-0001

      Research                     Pruco Life of Arizona                           13.18%
      Series                       Flexible Premium Variable                  of Initial
                                   Annuity Account                                 Class
                                   213 Washington Street
                                   Floor 7
                                   Newark, NJ 07102-2917

                                   New York Life Insurance and Annuity             13.00%
                                   Corporation (NYLIAC)                       of Initial
                                   169 Lackawanna Ave                              Class
                                   Parsippany, NJ 07054-1100

                                   Protective Variable Annuity                     10.02%
                                   P.O. Box 2606                              of Initial
                                   Birmingham, AL 35202-2606                       Class

                                   Keyport Life Insurance Co                        6.47%
                                   c/o Sun Life Financial                     of Initial
                                   P.O. Box 8134                                   Class
                                   Wellesley Hls, MA 02481-9134

                                   New York Life Insurance and Annuity             28.39%
                                   Corporation (NYLIAC)                       of Service
                                   Attn Ashesh Upadhyay                            Class
                                   169 Lackawanna Ave
                                   Parsippany, NJ 07054-1007

                                   Nationwide Life and Annuity Co of                8.59%
                                   America (NLACA) PLACA-VA                   of Service
                                   c/o IPO Portfolio Accounting                    Class
                                   P.O. Box 1717
                                   Valley Forge, PA 19482-1717

                                   Metlife Investors                               19.62%
                                   Annuity Account One                        of Service
                                   Attn Shar Nevenhoven                            Class
                                   4700 Westown PKWY STE 200
                                   W Des Moines, IA 50266-5718

                                   AUSA Life Insurance Co                           9.63%
                                   Retirement Income Builder III              of Service
                                   4333 Edgewood Road NE                           Class
                                   Attn: FMG Accounting MS 4410
                                   Cedar Rapids, IA 52499-0001

                                   Integrity Life Ins Co.                          11.33%
                                   515 W. Market Street                       of Service
                                   Louisville, KY 40202-3333                       Class

                                   Glenbrook Life and Annuity Company               5.82%
                                   300 N Milwaukee Suite AN2S                 of Service
                                   Vernon Hills, IL 60061-1533                     Class

      Strategic                    Ameritas Life Insurance Company                 24.96%
      Income Series                Separate Account VA-2 (Annuity)            of Initial
                                   Attn: Giang Nguyen                              Class
                                   5900 O Street
                                   Lincoln, NE 68510-2252

                                   United of Omaha                                 20.67%
                                   Life Insurance Company                     of Initial
                                   Attn: Product Accounting                        Class
                                   Reporting 11 Fl
                                   Mutual of Omaha Plaza
                                   Omaha, NE 68175-0001

                                   ING Life Insurance & Annuity Co                  7.11%
                                   Central Valuation TN41                     of Initial
                                   151 Farmington Ave RTAN                         Class
                                   Hartford, CT 06156-001

                                   Ameritas Life Insurance Company                  5.00%
                                   Separate Account V (Life)                  of Initial
                                   Attn: Giang Nguyen                              Class
                                   5900 O Street
                                   Lincoln, NE 68510-2252

                                   Metlife Investors                               63.59%
                                   Annuity Account One                        of Service
                                   Attn Shar Nevenhoven                            Class
                                   4700 Westown PKWY STE. 200
                                   W. Des Moines, IA 50266-5718

                                   Guardian Insurance & Annuity Co. Inc.           13.49%
                                   A/C Guardian Sep A/C F                     of Service
                                   Attn: Paul Iannelli 3-S                         Class
                                   3900 Burgess Pl
                                   Bethlehem, PA 18017-9097

                                   Guardian Insurance & Annuity Co                 12.25%
                                   Attn: Paul Iannelli                        of Service
                                   Equity Accounting 3-S                           Class
                                   3900 Burgess Place
                                   Bethlehem, PA 18017-9907

                                   Metlife Investors                                7.33%
                                   Variable Annuity Account Five              of Service
                                   Attn: Stacie Gannon                             Class
                                   4700 Westown PKWY Ste 200
                                   W. Des Moines, IA 50266-6718

      Total                        Hartford Life & Annuity Insurance               46.92%
      Return Series                C/O Separate Account Seven                 of Initial
                                   Attn: David Ten Broeck                          Class
                                   200 Hopmeadow Street
                                   Simsbury, CT 06089-9793

                                   ING Life Insurance & Annuity Co                  9.31%
                                   Central Valuation TN41                     of Initial
                                   151 Farmington Ave RTAN                         Class
                                   Hartford, CT 06156-001

                                   Protective Variable Annuity                      7.20%
                                   P.O. Box 2606                              of Initial
                                   Birmingham, AL 35202-2606                       Class

                                   Hartford Life Insurance Company                  9.48%
                                   Separate Account Seven                        Initial
                                   Attn: David Ten Broek                           Class
                                   200 Hopmeadow Street
                                   Weatogue, CT 06089-9793

                                   Lincoln Life Account M-LVUL DB                  24.13%
                                   Lincoln Life Mut FD                        of Service
                                   ADMN Area 6H-02                                 Class
                                   1300 S Clinton St.
                                   Fort Wayne, IN 46802-3518

                                   Life Insurance Co                               16.18%
                                   Transamerica                               of Service
                                   4333 Edgewood Rd NE                             Class
                                   Attn: FMG Accounting MS 4410
                                   Cedar Rapids, IA 52499-0001

                                                                              APPROXIMATE
                                                                                 % OF
                                        NAME AND ADDRESS                      OUTSTANDING
            SERIES                       OF SHAREHOLDER                       SHARES OWNED
            ------                      ----------------                      ------------
                                   Ohio National                                   13.44%
                                   Financial Services                         of Service
                                   1 Financial Way                                 Class
                                   Cincinnati, OH 45242-5851

                                   Allmerica Financial Life Insurance               7.93%
                                   and Annuity Company                        of Service
                                   Attn: Separate Accts S-310                      Class
                                   440 Lincoln St.
                                   Worcester, MA 01653-0002

                                   American Enterprise Life Insur Corp             14.11%
                                   125 AXP Financial Center                   of Service
                                   Minneapolis, MN 55474-0001                      Class

                                   Integrity Life Ins Co                            5.83%
                                   515 W Market St                            of Service
                                   Louisville, KY 40202-3333                       Class

                                   Life Insurance Co                                5.33%
                                   Transamerica                               of Service
                                   4333 Edgewood Rd NE                             Class
                                   Attn: FMG Accounting MS 4410
                                   Cedar Rapids, IA 52499-0001

      Utilities Series             Lincoln Life Account M, LVUL-DB                 31.91%
                                   Mutual FD Admin Area 6-H02                 of Initial
                                   1300 S Clinton St.                              Class
                                   Fort Wayne, IN 46802-3506

                                   Ameritas Life Insurance Company                 13.89%
                                   Separate Account VA-2 (Annuity)            of Initial
                                   5900 O Street                                   Class
                                   Lincoln, NE 68510-2252

                                   Jefferson Pilot Financial Ins. Co                7.99%
                                   Separate Account A                         of Initial
                                   Attn: T. McCarthy                               Class
                                   1 Granite Pl
                                   Concord, NH 03301-3258

                                   Kansas City Life Insurance Company               6.69%
                                   Variable Annuity                           of Initial
                                   P.O. Box 419139                                 Class
                                   Kansas City, MO 64141-6139

                                   Transamerica Life Insurance Co                   5.04%
                                   4333 Edgewood RD NE                        of Initial
                                   Cedar Rapids, IA 52499-0001                     Class

      Value Series                 Hartford Life & Annuity                         42.99%
                                   Separate Account                           of Initial
                                   Attn David Ten Broeck                           Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089-9793

                                   Prudential Tol 1 Alabama Power                  28.58%
                                   290 W Mount Pleasant Ave                   of Initial
                                   Livingston, NJ 07039-2747                       Class

                                   Hartford Life Insurance Co                      11.33%
                                   Separate Account                           of Initial
                                   Attn David Ten Broeck                           Class
                                   200 Hopmeadow St.
                                   Simsbury, CT 06089-9793

                                   LPLA Separate Account One                       10.66%
                                   3101 Poplarwood Ct Ste 300                 of Initial
                                   Raleigh, NC 27604-1045                          Class

                                   Nationwide Insurance Co NWVA7                   31.34%
                                   C/O IPO Portfolio Accounting               of Service
                                   PO Box 182029                                   Class
                                   Columbus, OH 43218-2029

                                   Nationwide Insurance Co NWVA9                   25.81%
                                   C/O IPO Portfolio Accounting               of Service
                                   PO Box 182029                                   Class
                                   Columbus, OH 43218-2029

                                   Minnesota Life                                  22.28%
                                   400 Robert Street N# A6-5216               of Service
                                   Saint Paul, MN 55101-2015                       Class

                                   Nationwide Insurance Company                    17.08%
                                   NWVA9                                      of Service
                                   c/o IPO Portfolio Accounting                    Class
                                   P.O. Box 182029
                                   Columbus, OH 43218-2029

      TRUSTEE COMPENSATION AND COMMITTEES

      The Trust pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual retainer per Series. Further information on the committees of the Series' Board of Trustees is set forth in APPENDIX B to this SAI.

      The table below provides the total Trustee fees that the members of the Board received from the MFS Fund complex during that calendar year.

      TRUSTEE COMPENSATION TABLE

                                                                  TOTAL TRUSTEE
                                                                    FEES FROM
      NAME OF TRUSTEE                                           THE FUND COMPLEX(1)
      ---------------                                           -------------------
      INTERESTED TRUSTEES(2)
      Robert J. Manning                                             $        0
      Robert C. Pozen                                                        0

      NON-INTERESTED TRUSTEES
      Lawrence H. Cohn, M.D.                                           196,868
      David H. Gunning(3)                                                  N/A
      William R. Gutow                                                 196,868
      J. Atwood Ives                                                   207,969
      Amy B. Lane(3)                                                       N/A
      Abby M. O'Neill(4)                                               189,682
      Lawrence T. Perera                                               206,858
      William J. Poorvu(5)                                             207,969
      J. Dale Sherratt                                                 196,868
      Elaine R. Smith                                                  196,868
      Ward Smith(6)                                                    206,324

----------
      (1) Information is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
      (2) Messrs. Manning and Pozen served as Trustees of the Trust from February 24, 2004 to December 15, 2004, and became Advisory Trustees on December 16, 2004.
      (3) Mr. Gunning and Ms. Lane became Trustees of the Trust on January 27, 2004.
      (4) Ms. O'Neill retired as Trustee of the Series effective December 31, 2003.
      (5)  Mr. Poorvu retired as Trustee on December 31, 2004.
      (6)  Mr. Smith passed away on August 15, 2004.

TRUSTEE FEES FROM EACH SERIES(1)

                                                                                               COHN
      Bond Series                                                                            $   156
      Capital Opportunities Series                                                               622
      Emerging Growth Series                                                                   2,167
      Global Equity Series                                                                       156
      High Income Series                                                                         599
      Investors Growth Stock Series                                                            1,244
      Investors Trust Series                                                                   1,319

                                                                                            COHN
      Mid Cap Growth Series                                                             $        363
      Money Market Series                                                                        156
      New Discovery Series                                                                     1,244
      Research Series                                                                          1,319
      Strategic Income Series                                                                    156
      Total Return Series                                                                      3,019
      Utilities Series                                                                         1,244
      Value Series                                                                               142

                                                                          GUNNING(2)       GUTOW
      Bond Series                                                                 N/A   $        156
      Capital Opportunities Series                                                N/A            622
      Emerging Growth Series                                                      N/A          2,167
      Global Equity Series                                                        N/A            156
      High Income Series                                                          N/A            599
      Investors Growth Stock Series                                               N/A          1,244
      Investors Trust Series                                                      N/A          1,319
      Mid Cap Growth Series                                                       N/A            363
      Money Market Series                                                         N/A            156
      New Discovery Series                                                        N/A          1,244
      Research Series                                                             N/A          1,319
      Strategic Income Series                                                     N/A            156
      Total Return Series                                                         N/A          3,019
      Utilities Series                                                            N/A          1,244
      Value Series                                                                N/A            142

                                                              IVES         LANE(2)        MANNING
      Bond Series                                         $        161            N/A            N/A
      Capital Opportunities Series                                 636            N/A            N/A
      Emerging Growth Series                                     2,289            N/A            N/A
      Global Equity Series                                         157            N/A            N/A
      High Income Series                                           619            N/A            N/A
      Investors Growth Stock Series                              1,280            N/A            N/A
      Investors Trust Series                                     1,383            N/A            N/A
      Mid Cap Growth Series                                        374            N/A            N/A
      Money Market Series                                          158            N/A            N/A
      New Discovery Series                                       1,293            N/A            N/A
      Research Series                                            1,395            N/A            N/A
      Strategic Income Series                                      162            N/A            N/A
      Total Return Series                                        3,190            N/A            N/A
      Utilities Series                                           1,277            N/A            N/A
      Value Series                                                 143            N/A            N/A

                                                                          O'NEILL(3)       PERERA
      Bond Series                                                        $        150   $        160
      Capital Opportunities Series                                                600            634
      Emerging Growth Series                                                    2,093          2,271
      Global Equity Series                                                        150            157
      High Income Series                                                          577            618
      Investors Growth Stock Series                                             1,200          1,277
      Investors Trust Series                                                    1,274          1,377
      Mid Cap Growth Series                                                       350            373
      Money Market Series                                                         150            158
      New Discovery Series                                                      1,200          1,289
      Research Series                                                           1,274          1,385
      Strategic Income Series                                                     150            161
      Total Return Series                                                       2,907          3,181
      Utilities Series                                                          1,200          1,273
      Value Series                                                                136            143

                                                                            POORVU         POZEN
      Bond Series                                                        $        161            N/A
      Capital Opportunities Series                                                636            N/A
      Emerging Growth Series                                                    2,289            N/A
      Global Equity Series                                                        157            N/A
      High Income Series                                                          619            N/A
      Investors Growth Stock Series                                             1,280            N/A
      Investors Trust Series                                                    1,383            N/A
      Mid Cap Growth Series                                                       374            N/A
      Money Market Series                                                         158            N/A
      New Discovery Series                                                      1,293            N/A
      Research Series                                                           1,395            N/A
      Strategic Income Series                                                     162            N/A
      Total Return Series                                                       3,190            N/A
      Utilities Series                                                          1,277            N/A
      Value Series                                                                143            N/A

                                                            SHERRATT       E. SMITH       W. SMITH
      Bond Series                                         $        156   $        156   $        158
      Capital Opportunities Series                                 622            622            626
      Emerging Growth Series                                     2,167          2,167          2,276
      Global Equity Series                                         156            156            152
      High Income Series                                           599            599            606
      Investors Growth Stock Series                              1,244          1,244          1,254
      Investors Trust Series                                     1,319          1,319          1,371
      Mid Cap Growth Series                                        363            363            366
      Money Market Series                                          156            156            154
      New Discovery Series                                       1,244          1,244          1,273
      Research Series                                            1,319          1,319          1,389
      Strategic Income Series                                      156            156            159
      Total Return Series                                        3,019          3,019          3,164
      Utilities Series                                           1,244          1,244          1,248
      Value Series                                                 142            142            138

----------
      (1)  For the fiscal year ended December 31, 2003.
      (2) Mr. Gunning and Ms. Lane were appointed to serve as Trustees in January 2004.
      (3) Effective December 31, 2003, Ms. O'Neill retired as a Trustee of the Trust.

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      INVESTMENT ADVISER

      The Trust has retained MFS as the investment adviser for each Series.

      MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified Financial Services Organization).

      MFS votes proxies on behalf of the Series pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

      In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgement, to be relevant to the interests of the shareholders of each Series.

      During the past year, such factors included the following:

      Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on each Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

      Investment Record and Comparative Performance Data. The Trustees reviewed each Series' investment performance as well as the performance of a peer group of series.

      Expenses. The Trustees considered each Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of series.

      Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of each Series and whether each Series has appropriately benefited from any economies of scale.

      Profitability. The Trustees considered the level of MFS' profits with respect to the management of each Series, including a review of MFS' methodology in allocating its costs to the management of each Series. The Trustees considered the profits realized by MFS in connection with the operation of each Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality to each Series.

      Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve each Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

      Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of each Series and from providing certain administrative services to each Series, and affiliates of MFS serving as principal underwriter and shareholder servicing agent of each Series. The Trustees also considered benefits to MFS from the use of each Series' portfolio brokerage commissions to pay for research and other similar services.

      The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of each Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      INVESTMENT ADVISORY AGREEMENT

      The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under Expense Summary.

      For the Trust's fiscal years ended December 31, 2003, 2002 and 2001, respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

      For the fiscal year ended December 31, 2003:

                                                                                            AMOUNT
                                                                         MANAGEMENT FEE     WAIVED
      SERIES                                                               PAID TO MFS      BY MFS
      ------                                                             --------------  ------------
      Bond Series                                                        $    217,223    $         0
      Capital Opportunities Series                                            979,812              0
      Emerging Growth Series                                                6,036,658              0
      Global Equity Series                                                    119,455              0
      High Income Series                                                    1,864,317              0
      Investors Growth Stock Series                                         2,341,777              0
      Investors Trust Series                                                3,544,089              0
      Mid Cap Growth Series                                                   942,813              0
      Money Market Series                                                      59,176              0
      New Discovery Series                                                  4,136,738              0
      Research Series                                                       3,433,883              0
      Strategic Income Series                                                 334,845              0
      Total Return Series                                                  12,333,557              0
      Utilities Series                                                      1,993,229              0
      Value Series                                                            197,572              0

      For the fiscal year ended December 31, 2002:

                                                                                            AMOUNT
                                                                         MANAGEMENT FEE     WAIVED
      SERIES                                                               PAID TO MFS      BY MFS
      ------                                                             --------------  ------------
      Bond Series                                                        $    193,365    $         0
      Capital Opportunities Series                                          1,068,017              0
      Emerging Growth Series                                                8,183,512              0
      Global Equity Series                                                     60,438              0
      High Income Series                                                      787,955              0
      Investors Growth Stock Series                                         1,926,223              0
      Investors Trust Series                                                3,665,708              0
      Mid Cap Growth Series                                                   470,635              0
      Money Market Series                                                      91,557              0
      New Discovery Series                                                  2,886,387              0
      Research Series                                                       4,805,846              0
      Strategic Income Series                                                 349,232              0
      Total Return Series                                                   7,090,164              0

                                                                                            AMOUNT
                                                                         MANAGEMENT FEE     WAIVED
      SERIES                                                               PAID TO MFS      BY MFS
      ------                                                             --------------  ------------
      Utilities Series                                                   $  1,766,087              0
      Value Series(1)                                                          15,443              0

----------
      (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

      For the fiscal year ended December 31, 2001:

                                                                                            AMOUNT
                                                                         MANAGEMENT FEE     WAIVED
      SERIES                                                               PAID TO MFS      BY MFS
      ------                                                             --------------  ------------
      Bond Series                                                        $    171,767   $          0
      Capital Opportunities Series                                          1,187,222              0
      Emerging Growth Series                                               12,684,597              0
      Global Equity Series                                                     51,461              0
      High Income Series                                                      560,668              0
      Investors Growth Stock Series                                         1,538,922              0
      Investors Trust Series                                                3,831,029              0
      Mid Cap Growth Series                                                   263,935              0
      Money Market Series                                                      92,677              0
      New Discovery Series                                                  2,080,859              0
      Research Series                                                       6,935,157              0
      Strategic Income Series                                                 370,051              0
      Total Return Series                                                   3,886,066              0
      Utilities Series                                                      2,313,821              0
      Value Series                                                                N/A            N/A

      The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.

      The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of series and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

      The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

      The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

      The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other series or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Series. Under a Master Administrative Services Agreement between the Series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Series. Each Series is allocated a portion of these administrative costs based on its size and relative average net assets.

      Effective April 1, 2004, each Series pays MFS an administrative fee up to the following annual percentage rates of the Series' average daily net assets:

      First $2 billion                                     0.01120%
      Next $2.5 billion                                    0.00832%
      Next $2.5 billion                                    0.00032%
      In excess of $7 billion                              0.00000%

      For the years ended December 31, 2003, 2002, and 2001, MFS received fees under the Administrative Services Agreement, from each Series, as follows:

                                                                      ADMINISTRATIVE FEE
                                                                         PAID TO MFS
                                                          ------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
      SERIES                                                  2003           2002           2001
      ------
      Bond Series                                         $      3,489   $      2,947   $      3,061
      Capital Opportunities Series                              11,507         15,625         17,856
      Emerging Growth Series                                    75,677        121,940        205,559
      Global Equity Series                                         927            562            577
      High Income Series                                        19,613          9,322          7,939
      Investors Growth Stock Series                             26,597         25,768         20,955
      Investors Trust Series                                    43,274         50,393         56,444
      Mid Cap Growth Series                                      8,964          6,124          3,098
      Money Market Series                                        1,508          1,745          1,936
      New Discovery Series                                      36,983         31,258         24,111
      Research Series                                           46,080         70,074        109,823
      Strategic Income Series                                    4,395          4,586          5,514
      Total Return Series                                      139,687         81,134         50,165
      Utilities Series                                          23,222         24,849         35,530
      Value Series                                               1,541             44(1)         N/A

----------
      (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin Street, Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Series. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and series accounting and other required books and accounts serving as the Series' foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series.

                                                                    SHAREHOLDER SERVICING
                                                                         AGENT FEES(1)
                                                          ------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
      SERIES                                                      2003           2002           2001
      ------
      Bond Series                                         $     12,671   $     11,279   $     10,021
      Capital Opportunities Series                              45,722         49,891         55,472
      Emerging Growth Series                                   281,711        381,897        591,948
      Global Equity Series                                       4,175          2,128          1,802
      High Income Series                                        87,134         36,890         26,093
      Investors Growth Stock Series                            109,283         89,890         71,787
      Investors Trust Series                                   165,405        171,340        178,781
      Mid Cap Growth Series                                     44,436         22,141         12,138
      Money Market Series                                        4,154          6,452          6,460
      New Discovery Series                                     161,191        111,985         80,867
      Research Series                                          160,248        224,273        323,641
      Strategic Income Series                                   15,624         16,298         17,273
      Total Return Series                                      575,566        330,874        181,350
      Utilities Series                                          93,017         82,417        107,978
      Value Series                                               9,167            721(2)         N/A

----------
      (1) In addition to the fees disclosed, each Series paid certain out-of-pocket expenses incurred by MFSC.
      (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

      As agent, MFD currently offers shares of each Series on a continuous basis. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

      The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such

      Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      CODES OF ETHICS

      The Trust and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

VI    DISTRIBUTION

      RULE 12b-1 PLAN

      The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Series will increase or not be reduced, or that the other benefits referred to above will be realized.

      Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.

      The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Trust. MFD pays commissions to financial intermediaries (including Participating Insurance Companies, Plan Sponsors and certain of their affiliates (collectively, "Record Owners")) as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Trust, the Trust is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Trust.

      The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      MFD also may make additional payments to Record Owners out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Record Owner may receive payments under both categories.

      MARKETING AND ADMINISTRATIVE SUPPORT PAYMENTS

      MFD may make payments out of its own assets to certain Record Owners of one or more of the Series for marketing support and for administrative services. MFD may make these payments in addition to any payments described above, including:

      - shareholder servicing payments; these are paid from the assets of the Series as reimbursement to the Shareholder Servicing Agent for expenses it incurs on behalf of the Series (see "Management of the Trust -- Shareholder Servicing Agent"), and

      - Rule 12b-1 payments by MFD to Record Owners under the Distribution Plan (see "Distribution -- Rule 12b-1 Plan").

      These payments may provide additional incentives to Record Owners to actively promote the Series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner or their representatives may have a financial incentive to recommend a particular series over other series or a particular share class over other share classes. Record Owners that market a Series may also act as a broker or dealer in connection with a Series' purchase or sale of portfolio securities. However, the Trust and MFS do not consider a Record Owner's purchases of shares of a Series as a factor when choosing brokers or dealers to effect portfolio transactions for the Series. Contract holders or Plan participants (collectively, "Beneficial

      Owners") should ask their Record Owner for information about any payments it receives from MFD and any services it provides. Record Owners may categorize or disclose these payments or services differently than MFD. References to Record Owners may include their affiliates.

      Payments to Record Owners for marketing support and/or administrative services may include one or more of the following opportunities to participate in the Record Owner's distribution network: business planning assistance; educating Record Owner personnel about the Series; assisting with Beneficial Owners' financial planning; access to sales meetings, sales representatives and management representatives of the Record Owner; maintaining separate records reflecting the shares purchased and redeemed and share balances by Beneficial Owners; maintaining a single master account with the Trust's transfer agent on behalf of Beneficial Owners; disbursing or crediting all proceeds of redemptions of shares of a Series and all dividends and other distributions not reinvested in shares of a Series; preparing and transmitting to Beneficial Owners periodic account statements and the dividends and other distributions paid to Beneficial Owners during the statement period, as well as other statements required by law; transmitting to the Trust's transfer agent purchase, exchange and redemption orders on behalf of Beneficial Owners in accordance with specified procedures, and providing to the Trust, MFD or any of their designated agents such periodic reports as will be reasonably requested to enable any of the Series and MFD to comply with state registration requirements.

      MFD compensates Record Owners differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner.

      As of December 31, 2004, the Record Owners expected to receive marketing and administrative support payments are:

      Allmerica Financial
      Allstate Financial
      American Enterprise Life Company
      American Franklin
      American General
      American National
      Ameritas Variable Life Insurance Company
      AUSA Life Insurance Company (includes Aegon and Transamerica)
      AXA Financial (includes MONY)
      Citicorp Life Insurance
      Connecticut General Life
      CUNA
      First Variable Life Insurance
      GE Capital
      Glenbrook Life and Annuity Company
      Guardian
      Hartford Life Company
      ING
      Jefferson Pilot Life Insurance Company
      John Hancock
      Kansas City Life Insurance
      Liberty Life Assurance Company
      Lincoln Benefit Life
      Lincoln National Life Insurance
      London Pacific
      MassMutual Life Insurance Company
      Merrill Lynch Insurance Group
      Metlife Investors Insurance Company
      Midland National Life
      Minnesota Life
      Nationwide
      New York Life
      Ohio National
      Paragon Life Insurance Company
      Principal Life
      Protective Life Insurance Company
      Prudential Life insurance Company
      Sage Assurance
      SunLife (includes Keyport)
      Touchstone Securities
      Travelers Life and Annuity
      Union Central Life Insurance Company
      United Investors Life
      United Life Insurance & Annuity Company
      United of Omaha Life Insurance Company (includes Security Benefit)

      Any additions, modifications or deletions to the Record Owners identified above that have occurred since December 31, 2004 are not reflected.

      In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of these Series attributable to that Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Marketing and administrative support payments made under existing agreements with Hartford Life & Annuity Insurance Company ("Hartford") and Prudential Life Insurance Company of America ("Prudential") are not subject to the above restrictions, but will not exceed the following percentage of the average total net assets of the Series attributable to Contracts issued by such Record Owners, on an annual basis: 0.40% in the case of Hartford and 0.30% in the case of Prudential.

      OTHER PAYMENTS

      From time to time, MFD, at its expense, may make additional payments to Record Owners that sell or arrange for the sale of shares of the Series. Such payments by MFD may include payment or reimbursement to, or on behalf of, Record Owners for costs associated with the purchase of products or services used in connection with sales and marketing, printing and mailing of series documents, reports and marketing materials, as well as conferences or seminars, sales or training programs for invited employees and other personnel, client and investor events and other Record Owner-sponsored events, and travel expenses, including lodging incurred by employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. MFD makes payments for events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

      In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

      In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

      The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid.

      The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effects securities transactions may be used by the Adviser in connection with the Series. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

      From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

      If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

      Certain Series have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Series receive a credit for part of the brokerage commission paid, which is applied against expenses of the Series. In addition, the Series have an expense offset arrangement that reduces the Series' custodian fees based upon the amount of cash maintained by the Series with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

      In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

      In certain instances there may be securities which are suitable for the Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Adviser believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

      BROKERAGE COMMISSIONS

      The following brokerage commissions were paid by certain Series for the fiscal year ended December 31, 2003, 2002 and 2001:

                                                                     BROKERAGE COMMISSIONS
                                                                        PAID BY SERIES
                                                          -------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
      SERIES                                                  2003           2002            2001
      ------
      Bond Series                                                  N/A            N/A             N/A
      Capital Opportunities Series                        $    300,453   $    530,436    $    429,303
      Emerging Growth Series                                 2,709,379      4,266,982       6,437,405
      Global Equity Series                                      25,225         22,565          12,374
      High Income Series                                         1,539            N/A             N/A
      Investors Growth Stock Series                          2,364,059      1,583,023       1,020,543
      Investors Trust Series                                 1,179,539        992,232         992,895
      Mid Cap Growth Series                                    469,666        440,388          74,944
      Money Market Series                                          N/A            N/A             N/A
      New Discovery Series                                   2,340,531      1,710,943         287,942
      Research Series                                        1,804,864      2,153,243       1,802,156
      Strategic Income Series                                      N/A            N/A             N/A
      Total Return Series                                    1,995,686      1,478,549         645,547
      Utilities Series                                       1,333,734        774,438         708,965
      Value Series                                              61,817         10,650(1)          N/A

----------
      (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

      SECURITIES ISSUED BY REGULAR BROKER-DEALERS

      During the fiscal year December 31, 2003, certain Series purchased securities issued by the following regular broker-dealer of such Series, which had the following value as of December 31, 2003:

                                                                                VALUE OF SECURITIES
                                                                                      AS OF
                     SERIES/BROKER-DEALER                                        DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
      Bond Series            Morgan Stanley Dean Witter & Co.                      $     844,993
                             Lehman Brothers Holding, Inc.                               214,474
                             Credit Suisse Group                                         210,125
                             Wachovia Corp.                                              180,673
                             Citigroup, Inc.                                             234,483
                             Bank of America Corp.                                        97,345

      Capital Opportunities  Citigroup, Inc.                                       $   3,429,448
        Series               Goldman Sachs Group, Inc.                                 1,028,767
                             Merrill Lynch & Co., Inc.                                 8,029,647
                             J.P. Morgan Chase & Co.                                     932,942

      Emerging Growth        Citigroup, Inc.                                       $   9,498,550
        Series               Goldman Sachs Group, Inc.                                 9,030,478
                             Merrill Lynch & Co., Inc.                                20,056,655

      Global Equity Series   Merrill Lynch, Co, Inc.                               $     863,000
                             Citigroup, Inc.                                             271,824
                             UBS AG                                                      240,621
                             Credit Suisse Group                                         201,875
                             Bank of America Corp.                                       176,946

      High Income Series     Merrill Lynch & Co., Inc.                             $  23,829,000

      Investors Growth       Goldman Sachs Group, Inc.                             $  18,096,108
        Stock Series         Citigroup, Inc.                                           7,076,889
                             Merrill Lynch & Co., Inc.                                 2,991,737
                             Bank of New York Co., Inc.                                2,828,448
                             Morgan Stanley Dean Witter & Co.                          2,708,316

      Investors Trust        Goldman Sachs Group, Inc.                             $       1,700
        Series               Lehman Brothers Holdings, Inc.                                2,139
                             Merrill Lynch & Co., Inc.                                    34,479

      Mid Cap Growth         Merrill Lynch & Co., Inc.                             $   8,268,000
        Series

      Money Market           Goldman Sachs Group, Inc.                             $     715,817
        Series               Merrill Lynch & Co., Inc.                                   325,000
                             Morgan Stanley Dean Witter & Co.                            209,874

      New Discovery          Merrill Lynch & Co., Inc.                             $  23,821,000
        Series               Citigroup, Inc.                                           4,998,350
                             General Motors Acceptance Corp.                           2,898,777

      Research Series        Bank of America Corp.                                 $   6,834,941
                             Citigroup, Inc.                                          10,634,532
                             Lehman Brothers Holdings, Inc.                            3,654,823
                             Merrill Lynch & Co,. Inc.                                20,474,632

      Strategic Income       Merrill Lynch & Co,. Inc.                             $     146,000
        Series

      Total Return Series    Abbey National PLC                                    $   1,991,679
                             Bank of America Corp.                                    18,912,201
                             Citigroup, Inc.                                          45,292,733
                             Credit Suisse Group                                       5,010,028
                             Goldman Sachs Group, Inc.                               110,805,904
                             J.P. Morgan Chase & Co.                                   8,638,071
                             Lehman Brothers Holdings, Inc.                            8,067,788
                             Merrill Lynch & Co., Inc.                                28,304,640
                             Morgan Stanley                                           13,945,437
                             Wachovia Corp.                                            9,509,148

      Utilities Series                                                                       N/A

      Value Series           Goldman Sachs Group, Inc.                             $   1,162,249
                             Merrill Lynch & Co., Inc.                                   841,921

      TRANSACTIONS FOR THIRD-PARTY RESEARCH SERVICES

      During the fiscal year ended December 31, 2003, the dollar amount of transactions for third-party research services and commissions paid on transactions for third-party research services by each Series were as follows:

                                 DOLLAR AMOUNT       COMMISSIONS PAID
                              OF TRANSACTIONS FOR   ON TRANSACTIONS FOR
                               RESEARCH SERVICES     RESEARCH SERVICES
-----------------------------------------------------------------------
      Bond Series                $           0         $           0
      Capital Opportunities
       Series                          299,084                   730
      Emerging Growth Series         9,995,697                21,535
      Global Equity Series                   0                     0
      High Income Series                     0                     0
      Investors Growth
       Stock Series                 20,423,451                37,128
      Investors Trust Series         3,432,395                 5,435
      Mid Cap Growth Series                  0                     0
      Money Market Series                    0                     0
      New Discovery Series             172,457                   330
      Research Series                9,002,454                26,425
      Strategic Income Series                0                     0
      Total Return Series           13,799,617                29,925
      Utilities Series               1,633,101                 4,400
      Value Series                           0                     0

VIII  TAX STATUS

      Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts and Plans. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.

      Each Series is treated as a separate corporation under the Code. Each Series has elected to be, and intends to qualify each taxable year for treatment as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series that has foreign-source income may be subject to foreign withholding taxes. If any Series failed to qualify for treatment as a "regulated investment company" in any taxable year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

      Each Series intends to continue to diversify its assets to comply with the requirements of section 817(h) of the Code and the regulations thereunder applicable to insurance company separate accounts. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series through the Participating Insurance companies' separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code.

      Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to it.

      A Series' transactions in options, Futures Contracts, Forward Contracts (as defined in Appendix A), short sales "against the box" and swaps and related transactions (collectively, "Derivatives") will be subject to special tax rules that may both affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of a taxable year will be marked to market (I.E., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of similar positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules applicable to Derivatives may cause a Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series. Each Series will limit its activities in Derivatives to the extent necessary to meet the requirements of Subchapter M.

      Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by a Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

IX    NET INCOME AND DISTRIBUTIONS

      The net income of each series is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is closed on most national holidays and Good Friday.

MONEY MARKET SERIES

      The net income of the Money Market Series for each Business Day (or, in the case of a weekend or holiday, for the period ending on a Business Day) consists of (i) all interest income accrued on its portfolio assets for that day or period less (ii) all of its accrued expenses for that day or period determined in accordance with generally accepted accounting principles, plus or minus (iii) net realized gains and losses on its assets, if any for that day or period. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

      Since the Money Market Series net income is declared as a dividend each time it is determined, its net asset value per share (I.E., the value of its net assets divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

      It is expected that the Money Market Series' net income will be positive at the time of each determination thereof. If for any reason the net income determined at any time is negative (I.E., a loss), which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account against the dividends declared during the month with respect to such account. If and to the extent that such negative amount exceeds such declared dividends at the end of a month (or during a month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder as having contributed to its capital that number of full and fractional shares in the account of such shareholder representing its proportion of such excess. Each shareholder of the Money Market Series is deemed to have agreed to such contribution in these circumstances by its investment in the Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

      ALL OTHER SERIES

      Each Series other than the Money Market Series intends to distribute to its shareholders at least annually all or substantially all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series also intend to distribute net realized short- and long-term capital gains and net foreign currency gains, if any, at least annually.

X     DETERMINATION OF NET ASSET VALUE

      NET ASSET VALUE

      The net asset value per share of each Series' shares is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

      MONEY MARKET SERIES

      Portfolio securities of the Money Market Series are valued at amortized cost, which the Board of Trustees which oversees the Money Market Series has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees the Money Market Series has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      ALL OTHER SERIES

      The following valuation techniques apply to each Series that is not a money market series.

      Equity securities held by a Series are valued at their market value when market quotations are readily available. Debt securities held by a Series are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Series' cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

      Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

      Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

      The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

      The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

      Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

      The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

XII   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      The Series' Financial Statements and Financial Highlights for the year ended December 31, 2003 are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series' Annual Report accompanies this SAI.

APPENDIX A

             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees, Advisory Trustees and officers of the Trust, as of January 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                   PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH         POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)      5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------         --------------------------  ------------------------  ----------------------------------------
INDEPENDENT TRUSTEES

J. Atwood Ives                Trustee and Chair of         February 1992          Private investor; Eastern Enterprises
(born 05/01/36)                      Trustees                                     (diversified services company), Chairman, Trustee
                                                                                  and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.               Trustee                August 1993           Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                   Surgery; Harvard Medical School, Professor of
                                                                                  Surgery

David H. Gunning                     Trustee                January 2004          Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                                   service provider), Vice Chairman/Director (since
                                                                                  April 2001); Encinitos Ventures (private
                                                                                  investment company), Principal (1997 to April
                                                                                  2001); Lincoln Electric Holdings, Inc. (welding
                                                                                  equipment manufacturer), Director

William R. Gutow                     Trustee               December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                   Capitol Entertainment Management Company (video
                                                                                  franchise), Vice Chairman

Michael Hegarty                      Trustee               December 2004          Retired; AXA Financial (financial services and
(born 12/21/44)                                                                   insurance), Vice Chairman and Chief Operating
                                                                                  Officer (until May 2001); The Equitable Life
                                                                                  Assurance Society (insurance), President and
                                                                                  Chief Operating Officer (until May 2001)

Amy B. Lane                          Trustee                January 2004          Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                   Director, Investment Banking Group (1997 to
                                                                                  February 2001); Borders Group, Inc. (book and
                                                                                  music retailer), Director; Federal Realty
                                                                                  Investment Trust (real estate investment
                                                                                  trust), Trustee

Lawrence T. Perera                   Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

J. Dale Sherratt                     Trustee                August 1993           Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                   specialists), President; Wellfleet Investments
                                                                                  (investor in health care companies), Managing
                                                                                  General Partner; Cambridge Nutraceuticals
                                                                                  (professional nutritional products), Chief
                                                                                  Executive Officer (until May 2001)

Elaine R. Smith                      Trustee               February 1992          Independent health care industry consultant
(born 04/25/46)

----------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

                                                                                    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH        POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)       5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------        --------------------------  ------------------------   ----------------------------------------
OFFICERS

Robert J. Manning(3)        President and Advisory    February 2004 (President);  Massachusetts Financial Services Company, Chief
(born 10/20/63)                     Trustee             December 2004 (Advisory   Executive Officer, President, Chief Investment
                                                        Trustee); February -      Officer and Director
                                                       December 2004 (Trustee)

James R. Bordewick, Jr.(3)   Assistant Secretary          September 1990          Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                 Senior Vice President and Associate General
                                                                                  Counsel

Jeffrey N. Carp(3)           Secretary and Clerk          September 2004          Massachusetts Financial Services Company, Senior
(born 12/1/56)                                                                    Vice President, General Counsel and Secretary
                                                                                  (since April 2004); Hale and Dorr LLP (law firm)
                                                                                  (prior to April 2004)

James F. DesMarais(3)       Assistant Secretary and        September 2004         Massachusetts Financial Services Company,
(born 03/09/61)                 Assistant Clerk                                   Assistant General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer             May 2003            Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                   President (since April 2003); Brown Brothers
                                                                                  Harriman & Co., Senior Vice President
                                                                                  (November 2002 to April 2003); ING Groep
                                                                                  N.V./Aeltus Investment Management, Senior Vice
                                                                                  President (prior to November 2002)

Richard M. Hisey(3)                 Treasurer                August 2002          Massachusetts Financial Services Company,
(born 08/29/58)                                                                   Senior Vice President (since July 2002); The
                                                                                  Bank of New York, Senior Vice President
                                                                                  (September 2000 to July 2002); Lexington Global
                                                                                  Asset Managers, Inc., Executive Vice President
                                                                                  and Chief Financial Officer (prior to September
                                                                                  2000); Lexington Funds, Chief Financial Officer
                                                                                  (prior to September 2000)

Brian T. Hourihan(3)        Assistant Secretary and          September 2004       Massachusetts Financial Services Company, Vice
(born 11/11/64)               Assistant Clerk                                     President, Senior Counsel and Assistant
                                                                                  Secretary (since June 2004); Affiliated Managers
                                                                                  Group, Inc., Chief Legal Officer/Centralized
                                                                                  Compliance Program (January to April 2004);
                                                                                  Fidelity Research & Management Company, Assistant
                                                                                  General Counsel (prior to January 2004)

Ellen Moynihan(3)             Assistant Treasurer              April 1997         Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                   President

Frank L. Tarantino             Independent Chief               June 2004          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                                 services), Principal (since June 2004); CRA
                                                                                  Business Strategies Group (consulting services),
                                                                                  Executive Vice President (April 2003 to June
                                                                                  2004); David L. Babson & Co. (investment
                                                                                  adviser), Managing Director, Chief
                                                                                  Administrative Officer and Director (February
                                                                                  1997 to March 2003)

----------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                   PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH   POSITION(S) HELD WITH FUND     TRUSTEE/OFFICER SINCE(1)        5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------   --------------------------     ------------------------      -------------------------------------
OFFICERS
James O. Yost(3)         Assistant Treasurer             September 1990           Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                   Vice President

----------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

In addition, the Trustees have appointed Robert J. Manning, Robert C. Pozen and Laurie J. Thomsen as Advisory Trustees and have nominated each to be elected as Trustees by shareholders. If elected, Messrs. Manning and Pozen would serve as interested Trustees while Ms. Thomsen would serve as an independent Trustee. Information relating to Messrs. Manning and Pozen and Ms. Thomsen is continued in the table below. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees.

                                                                                      PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH    POSITION(S) HELD WITH FUND   TRUSTEE/OFFICER SINCE(1)   DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-------------------    --------------------------   ------------------------   -------------------------------------------
ADVISORY TRUSTEES

Robert J. Manning(3)      Advisory Trustee and           February 2004         Massachusetts Financial Services Company, Chief
(born 10/20/63)                 President            (President); December     Executive Officer, President, Chief Investment
                                                        2004 (Advisory)        Officer and Director
                                                      Trustee); February -
                                                    December 2004 (Trustee)

Robert C. Pozen(3)          Advisory Trustee        December 2004 (Advisory    Massachusetts Financial Services Company,
(born 08/08/46)                                       Trustee); February -     Chairman (since February 2004); Harvard Law
                                                    December 2004 (Trustee)    School (education), John Olin Visiting
                                                                               Professor (since July 2002); Secretary of
                                                                               Economic Affairs, The Commonwealth of
                                                                               Massachusetts (January 2002 to December 2002);
                                                                               Fidelity Investments, Vice Chairman (June 2000
                                                                               to  December 2001); Fidelity Management &
                                                                               Research Company (investment adviser),
                                                                               President (March 1997 to July 2001); The Bank
                                                                               of New York (financial services), Director;
                                                                               Bell Canada Enterprises (telecommunications),
                                                                               Director; Medtronic, Inc. (medical technology),
                                                                               Director; Telesat (satellite communications),
                                                                               Director

Laurie J. Thomsen           Advisory Trustee             December 2004         Private investor; Prism Venture Partners
(born 08/05/57)                                                                (venture capital), Co-founder and General
                                                                               Partner (until June 2004); St. Paul Travelers
                                                                               Companies (commercial property liability
                                                                               insurance), Director

----------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

APPENDIX B
                                   COMMITTEES

The Board has established the following Committees:

                             NUMBER OF MEETINGS
NAME OF COMMITTEE            IN LAST FISCAL YEAR                      FUNCTIONS                               MEMBERS(1)
-----------------            -------------------                      ---------                               ----------
AUDIT COMMITTEE                       7            Oversees the accounting and auditing procedures   Ives*, Lane* and Sherratt*
                                                   of the Series and, among other things,
                                                   considers the selection of the independent
                                                   accountants for the Series and the scope of the
                                                   audit, and considers the effect on the
                                                   independence of those accountants of any non-
                                                   audit services such accountants provide to the
                                                   Series and any audit or non-audit services such
                                                   accountants provide to other MFS funds, MFS
                                                   and/or certain affiliates. The Committee is
                                                   also responsible for the periodic review and
                                                   approval of the Series' custodial, transfer
                                                   agency and administrative service fee
                                                   arrangements, as well as for establishing
                                                   procedures for the receipt, retention and
                                                   treatment of complaints received by the Series
                                                   regarding accounting, internal accounting
                                                   controls, or auditing matters and the
                                                   confidential, anonymous submission of concerns
                                                   regarding questionable Fund accounting matters
                                                   by officers of the Series and employees of the
                                                   Series' investment adviser, administrator,
                                                   principal underwriter or any other provider of
                                                   accounting-related services to the Series.

COMPLIANCE AND GOVERNANCE            12            Oversees the development and implementation of    Cohn*, Gunning*, Gutow*,
COMMITTEE                                          the Series' regulatory and fiduciary compliance   Hegarty*, Ives* (ex-officio
                                                   policies, procedures and practices under the      member) and Sherratt*
                                                   1940 Act and other applicable laws as well as
                                                   oversight of compliance policies of the Series'
                                                   investment adviser and certain other service
                                                   providers as they relate to Series activities.
                                                   The Series' Independent Chief Compliance
                                                   Officer reports directly to the Committee and
                                                   assists the Committee in carrying out its
                                                   responsibilities. In addition, the Committee
                                                   advises and makes recommendations to the Board
                                                   on matters concerning Board practices and
                                                   recommendations concerning the functions and
                                                   duties of the committees of the Board.

CONTRACTS REVIEW                      2            Requests, reviews and considers the information   All non-interested Trustees
COMMITTEE                                          deemed reasonably necessary to evaluate the       of the Board (Cohn,
                                                   terms of the investment advisory and principal    Gunning, Gutow, Hegarty,
                                                   underwriting agreements and the Plan of           Ives, Lane, Perera,
                                                   Distribution under rule 12b-1 that each Series    Sherratt and E. Smith)
                                                   proposes to renew or continue, and to make its
                                                   recommendations to the full Board of Trustees
                                                   on these matters.

----------
(1) The Trustees' Identification and Background are set forth in Appendix A.

 *  Non-interested or independent Trustees.

                             NUMBER OF MEETINGS
NAME OF COMMITTEE            IN LAST FISCAL YEAR                      FUNCTIONS                               MEMBERS(1)
-----------------            -------------------                      ---------                               ----------
NOMINATION AND                        1            Recommends qualified candidates to the Board      All non-interested Trustees
COMPENSATION COMMITTEE                             in the event that a position is vacated or        of the Board (Cohn,
                                                   created. The Committee will consider              Gunning, Gutow, Hegarty,
                                                   recommendations  by shareholders when a           Ives, Lane, Perera,
                                                   vacancy exists. Shareholders wishing to           Sherratt and E. Smith)
                                                   recommend candidates for Trustee for
                                                   consideration by the Committee may do so by
                                                   writing to the Series' Secretary at the
                                                   principal executive office of the Series. Such
                                                   recommendations must be accompanied by
                                                   biographical and occupational data on the
                                                   candidate (including whether the candidate
                                                   would be an "interested person" of the
                                                   Series), a written consent of the candidate to
                                                   be named as a nominee and to serve as Trustee
                                                   if elected, recorded and ownership
                                                   information for the recommending shareholder
                                                   with respect to the Series, and a description
                                                   of any arrangements or understandings
                                                   regarding recommendation of the candidate for
                                                   consideration. The Committee is also
                                                   responsible for making recommendations to the
                                                   Board regarding any necessary standards or
                                                   qualifications for service on the Board. The
                                                   Committee also reviews and makes
                                                   recommendations to the Board regarding
                                                   compensation for the non-interested Trustees.

PORTFOLIO TRADING AND                 6            Oversees the policies, procedures, and            Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                                   practices of the Series with respect to           Hegarty*, Ives* (ex-officio
COMMITTEE                                          brokerage transactions involving portfolio        member) Perera* and E. Smith*
                                                   securities as those policies, procedures, and
                                                   practices are carried out by MFS and its
                                                   affiliates. The Committee also oversees the
                                                   administration of the Series' proxy voting
                                                   policies and procedures by MFS. In addition,
                                                   the Committee receives reports from MFS
                                                   regarding the policies, procedures, and
                                                   practices of MFS and its affiliates in
                                                   connection with their marketing and
                                                   distribution of shares of the Series.

----------
(1) The Trustees' Identification and Background are set forth in Appendix A.

 *  Non-interested or independent Trustees.

                             NUMBER OF MEETINGS
NAME OF COMMITTEE            IN LAST FISCAL YEAR                      FUNCTIONS                               MEMBERS(1)
-----------------            -------------------                      ---------                               ----------
PRICING COMMITTEE                     6            Oversees the determination of the value of the    Ives* (ex-officio member),
                                                   portfolio securities and other assets held by     Lane*, Perera* and E. Smith
                                                   the Series and determines or causes to be
                                                   determined  the fair value of securities and
                                                   assets for which market quotations are not
                                                   "readily available" in accordance with the
                                                   1940 Act. The Committee delegates primary
                                                   responsibility for carrying out these
                                                   functions to MFS and MFS' internal valuation
                                                   committee pursuant to pricing policies and
                                                   procedures approved by the Committee and
                                                   adopted by the full Board, which include
                                                   methodologies to be followed by MFS to
                                                   determine the fair values of portfolio
                                                   securities and other assets held by the
                                                   Series for which market quotations are not
                                                   readily available. The Committee meets
                                                   periodically with the members of MFS' internal
                                                   valuation committee to review and assess the
                                                   policies and procedures themselves. The
                                                   Committee also exercises the responsibilities
                                                   of the Board under the Amortized Cost
                                                   Valuation Procedures approved by the Board on
                                                   behalf of each Series which holds itself out
                                                   as a "money market fund" in accordance with
                                                   Rule 2a-7 under the 1940 Act.

----------
(1) The Trustees' Identification and Background are set forth in Appendix A.

 *  Non-interested or independent Trustees.

APPENDIX C

TRUSTEES' OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Series and, on an aggregate basis, in all MFS Funds overseen by each Trustee, at December 31, 2003. The following dollar ranges apply:

N None

A $1-$10,000

B $10,001-$50,000

C $50,001-$100,000

D over $100,000

Note that, because the Series serve as underlying investment vehicles for variable annuity and life contracts, the Trustees are not eligible to invest directly in the Series.

                                                                      TRUSTEES
                       ----------------------------------------------------------------------------------------------------------
FUND NAME              MANNING(1)  POZEN(1)  COHN  GUNNING(2)  GUTOW  IVES  LANE(2)  PERERA  POORVU  SHERRATT  E. SMITH  W. SMITH
---------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST
MFS Bond Series            N           N      N         N        N     N      N       N        N        N         N          N
MFS Capital
  Opportunities Series     N           N      N         N        N     N      N       N        N        N         N          N
MFS Emerging Growth
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Global Equity
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS High Income
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Investors Growth
  Stock Series             N           N      N         N        N     N      N       N        N        N         N          N
MFS Investors Trust
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Mid Cap Growth
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Money Market
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS New Discovery
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Research Series        N           N      N         N        N     N      N       N        N        N         N          N
MFS Strategic Income
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Total Return
  Series                   N           N      N         N        N     N      N       N        N        N         N          N
MFS Utilities Series       N           N      N         N        N     N      N       N        N        N         N          N
MFS Value Series           N           N      N         N        N     N      N       N        N        N         N          N
DOLLAR RANGE ON
  AGGREGATE BASIS
  OF EQUITY SECURITIES
  IN ALL MFS FUNDS
  OVERSEEN BY
  TRUSTEE                  D           D(3)   D         C        D     D      N       D        D        D         D          D

----------
(1) Interested Trustees Messrs. Manning and Pozen became Trustees of the Trust on February 24, 2004.

(2)  Mr. Gunning and Ms. Lane became Trustees of the Trust on January 27, 2004.

(3)  As of March 31, 2004

APPENDIX D

INVESTMENT TECHNIQUES, PRACTICES AND RISKS

Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Series may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Series" on this Appendix D does not mean that each Series may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES
To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (See "U.S. Government securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness and also may originate loans. When the Series purchases a loan, the Series acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Series invests are secured, although some may be unsecured in part or in full. Loans purchased by the Series may be in default at the time of purchase. Loans that are fully secured should protect the Series better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans in which the Series invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's

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appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

The Series may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Series may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Series assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Series purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Series must rely on another party not only for the enforcement of the Series' rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Series may be subject to delays, expenses and risks that are greater than those that would be involved if the Series could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Series may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Series also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Series to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

The Series also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

The Series' ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Series, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Series may be required to rely on another party to collect and to pass on to the Series amounts payable with respect to the loan or other direct indebtedness and to enforce the Series' rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest in revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional series, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

The Series may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Series may be of lower quality or may have a higher price.

LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic

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downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face

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competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Investors should note that many U.S. Government securities in which the Series may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of

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interest reflecting the market rate of the security at the time of issuance.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as

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potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

- Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

- Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

- Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

   Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

- Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

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-  Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

   The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

   The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

- Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Series and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

   Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

   The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

   To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

   Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

- Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (E.G., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser,

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the value of such currency is expected to rise relative to the U.S. dollar.
Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

OPEN-END FUNDS. The Series may invest in open-end investment companies.

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CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

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OPTIONS
The Series may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written

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where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the

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Series, provided that another option on such security is not written. If the
Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise

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price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date

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(or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the

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Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," I.E., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into credit default swap contracts. The Series might use credit default swap contracts to limit or to reduce risk exposure of the Series to defaults of corporate and sovereign issuers (I.E., to reduce risk when the Series owns or has exposure to such issuers). The Series also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Series is not otherwise exposed. Although it may do so, the Series is not obligated to engage in any of these practices.

As the seller in a credit default swap contract, the Series would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Series would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default or similar event) occurs, the Series would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Series effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk -- that the seller may fail to satisfy its payment obligations to the Series in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Series' investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (E.G., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'S
PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, the Series is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

APPENDIX E

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, Standard & Poor's, Fitch and Duff & Phelp's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to non-payment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery around 90% -- 100% of outstanding amounts and accrued interest. For U.S. corporates, for example, DD indicates expected recoveries of 50% -- 90%, and D the lowest recovery potential, I.E. below 50%.

                                      NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categorize below 'CCC'.

'NR': indicates that Fitch does not rate the issuer or issue in question.

'WITHDRAWN': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

APPENDIX F

DISTRIBUTION PLAN PAYMENTS TO INSURANCE COMPANIES

During the fiscal year ended December 31, 2003, each Series made the following Distribution Plan payments:

                                                           AMOUNT PAID BY
                                                         SERIES FOR SERVICE
                                                            CLASS SHARES
Bond Series                                                 $   3,292
Capital Opportunities Series                                   22,847
Emerging Growth Series                                         53,768
Global Equity Series                                                0*
High Income Series                                             71,982
Investors Growth Stock Series                                 390,540
Investors Trust Series                                        151,005
Mid Cap Growth                                                 63,395
Money Market Series                                               N/A
New Discovery Series                                          623,340
Research Series                                                13,511
Strategic Income Series                                        16,355
Total Return Series                                           685,719
Utilities Series                                              163,500
Value Series                                                   22,481

----------
* Amount paid was less than $1.00

APPENDIX G

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds").

     These policies and procedures include:

     A. Voting Guidelines;

     B. Administrative Procedures;

     C. Monitoring System;

     D. Records Retention; and

     E. Reports.

A. VOTING GUIDELINES

   1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

      MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

   2. MFS' POLICY ON SPECIFIC ISSUES
      NON-SALARY COMPENSATION PROGRAMS

      Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

      Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

      MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "GOLDEN PARACHUTES"

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

      ANTI-TAKEOVER MEASURES

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      REINCORPORATION AND REORGANIZATION PROPOSALS

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      DILUTION

      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      CONFIDENTIAL VOTING

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      INDEPENDENT AUDITORS

      Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

      BEST PRACTICES STANDARDS

      Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

      FOREIGN ISSUERS -- SHARE BLOCKING

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

      SOCIAL ISSUES

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
      (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

      Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B. ADMINISTRATIVE PROCEDURES

   1. MFS PROXY REVIEW GROUP

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c.  Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

   2. POTENTIAL CONFLICTS OF INTEREST

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
          (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

      The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

   3. GATHERING PROXIES

      Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

   4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

   5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E. REPORTS

   MFS FUNDS

   Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
   (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor;
   (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

   ALL MFS ADVISORY CLIENTS

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.
(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.